Peoples BANCORP

Nasdaq: PEBO

Investor Presentation

4th Quarter 2012

Chuck Sulerzyski
President and Chief Executive Officer

Ed Sloane
Chief Financial Officer and Treasurer

Safe Harbor Statement

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, filed with the Securities and Exchange Commission ("SEC") and available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2011 Annual Report on Form 10-K filed with the SEC under the section, "Risk Factors" in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Key 2012 Accomplishments

- **79% year-over-year increase in earnings**
  - Achieved all-time record earnings in 1st quarter
- **Return to positive operating leverage**
  - Combination of revenue growth and expense management
- **5% increase in loan balances**
  - New loan production up nearly 60% to over $500 million
- **Asset quality nearly restored to pre-crisis levels**
  - Nonperforming assets down 54%; net charge-offs were 0.12% of loans
- **41% increase in shareholder value**
  - Higher stock price and 12% increase in cash dividends
- **Completed acquisitions in all three business lines**
  - First transactions since 2004
- **100% redemption of trust preferred securities**
  - $1.0 million pre-tax loss in 2012; $1.1 million future interest savings
- **Unveiled new brand and refreshed image**

2013 Outlook

- **Total revenue growth of 4% to 6%**
  - Fee-based revenue growth similar to 2012
  - Higher net interest income due to 8% to 10% loan growth
    - More than half due to increased consumer lending
    - CRE growth of 2% to 4%; Other commercial growth of 5% to 7%
  - Maintain revenue diversity
- **Maintain operating expense discipline**
  - Total expenses slightly higher than 2012
  - Additional costs due to ongoing strategic investments
  - Efficiency ratio in the range of 68% to 70%
- **Favorable asset quality trends**
  - Continued reduction in problem loans
  - Net charge-offs within long-term historical range 20 – 40 bps
  - All metrics could be restored to pre-2008 levels
- **Capital management**
  - Strong capital position supports active M&A strategy
  - Dividend payout with target range of 25% to 40%

Investment Rationale

- **Unique community banking model**
  - Greater revenue diversity for a community bank our size
  - Strong community reputation and active involvement
  - Local market teams capable of outmaneuvering larger banks
  - More sophistication and product breadth than smaller banks
- **Strong, growing fee-based businesses**
  - Sizable market share in several areas
  - Prior insurance acquisitions producing steady returns
  - Potential wealth management opportunities from shale activity
- **Capacity to grow our franchise**
  - Strong fundamentals (capital, liquidity, competency) to support active M&A
  - Robust and scalable IT capabilities
  - Passionate, talented and diverse associates
- **Committed to disciplined execution**
  - Strong, integrated enterprise risk management process
  - Focused on business line performance and contribution

Stock Performance

Total Annual Return



1-Year
3-Year
5-Year
28%
19%
15%
14%
22%
13%
8%
15%
2%
0%
-3%
5%
Peoples Bancorp
Peer Group
NASDAQ Bank Index
SPX 500 Index

Total Return includes impact of dividends

Peers include: BKYF, BUSE, CCNE, CHCO, CTBI, ESBF, FCBC, FCF, FCZA, FDEF, FFBC, FFKT, FMNB, FRME, ABC, LNBB, PFBI, PNBC, PRK, SMMF, SRCE, STBA, SYBT, THFF, TMP, UBSI, UCFC, WSBC

Data as of February 5, 2013

Corporate Profile

Corporate Profile

- **Financial holding company headquartered in Marietta, Ohio.**
  - Provide a broad range of banking, insurance, and investment services
- **Current snapshot:**
  - Over 125,000 client relationships & 75,000 households
  - Assets: $1.9 billion
  - Loans: $985 million
  - Deposits: $1.5 billion
  - Market capitalization: $226 million
- **Current footprint**
  - Located along major transportation routes
  - Demographics:
    - Total population: Approx. 807,000
    - Median income: $35,500
  - Key industries:
    - Health care
    - Plastics/petrochemicals manufacturing
    - Oil/gas/coal production (shale opportunities)
    - Education and social services
    - Tourism
- Unemployment rates:
  - OH: 6.7%
  - WV: 7.5%
  - KY: 8.1%
  - US: 7.9%



Cleveland
77
75
OH
70
Columbus
Zanesville
Dayton
Lancaster
33
71
Morgantown
79
Cincinnati
50
Marietta
Ashland
Huntington
WV
64
Charleston
KY

Market data as of February 6, 2012
Financial data as of December 31, 2012
Unemployment data as of January 2013

Corporate Culture

- **Customer-centric approach to sales and service**
  - Provide exceptional advice and service to clients
  - Build long-lasting relationships
- **Adhere to sound operating principles**
  - Disciplined underwriting and credit culture
  - Generate positive operating leverage
  - Maintain prudent capital and liquidity positions
- **High-quality workforce and environment**
  - Invest in talent, resources and training to be successful
  - Accountability without excuses
  - Provide quarterly performance feedback and coaching
- **Execute for success as a top-performer**
  - Disciplined sales management in each business line
  - Generate long-term, stable earnings and shareholder value
- **Committed to our communities**
  - Give back to our communities in meaningful ways

Levers of Success

Revenue growth

- Emphasis on fee-based revenues over net interest income
- Greater sales discipline and management
- Meaningful contribution from acquisitions

Expense management

- Committed to positive operating leverage
- Branch and staff rationalization. Invest in people
- Outsource for efficiency and broader expertise

Asset quality

- Renewed emphasis on credit basics and pricing discipline
- Aggressive resolution of problem loans
- Attention to portfolio management

Capital & liquidity strength

- Prudent deployment of capital
- Maintain capacity to grow our franchise
- Focus on core deposit growth

Stakeholder Focus

Clients / Customers

- Broad product and services offering
  - Banking, Insurance, Investments
  - Retirement Plan Services
  - Sizable alternative delivery channels
  - 47 offices and 43 ATMs
- Competitive advantage
  - More nimble / responsive than larger banks
  - Greater product breadth than smaller banks
  - $28 million legal lending limit
- Brand promise and commitment

Communities

- 2012 marked 110th year in business
- Active involvement and support
  - Community Investment / Development
  - Youth and Education
  - Health and Human Services
  - Arts and Culture
  - United Way, Salvation Army, local food banks
- Private charitable foundation
  - Robert E. Evans Scholarship fund
  - Peoples contributed $400K over LTM
- Over $600K in cash contributions during 2012

Employees

- Diverse senior leadership team
  - Mix of new and legacy Peoples executives
  - Some big bank experience
- Commitment to training/coaching associates
  - Internally developed sales/coaching training
  - Dedicated Learning and Development team
- Recruit and retain high-quality associates
  - Investing in our people
- Competitive benefits package
  - Over $6 million in incentive comp for 2012

Stockholders

- Outperforming peers and major indices
  - Up 9% over peers
  - Up 14% over the S&P 500
- Increased quarterly dividend 9% in Q3 2012
  - Current quarterly dividend is $0.12 / share
  - Target payout range of 25% to 40%
- Core fundamentals support additional upside
  - Strong capacity to grow franchise
  - Still trading at a discount to peer medians
  - Positive outlook from stock analysts

Executive Management Team

Officer	Background	Years in Banking	
		PEBO	Total
Chuck W. Sulerzyski President and CEO	• Diverse financial services experience • Progressive executive leadership	2	37
Edward G. Sloane EVP, CFO and Treasurer	• Progressive finance and accounting leadership • Extensive experience with ALM, M&A, strategic planning	5	29
Carol A. Schneeberger EVP, Chief Administrative Officer	• Extensive history of PEBO operations • Experience with audit, ALM and finance activities	36	36
Daniel K. McGill EVP, Chief Commercial Banker	• Prior market leader for a larger bank • Progressive leadership of commercial banking	3	31
Timothy H. Kirtley EVP, Chief Credit Officer	• CRE portfolio management • Progressive credit administration experience	1	21
Richard W. Stafford EVP, Sales and Marketing	• Extensive sales and service experience • Progressive retail banking management	3	24

Financial Performance

Recent Financial Summary

	Metrics	FY 2008	FY 2009	FY 2010	FY 2011	FY 2012
Financial Performance	Diluted EPS	$0.72	$0.22	$0.34	$1.07	$1.92
	Return on common equity	3.67%	1.17%	1.76%	5.61%	9.52%
	Return on assets	0.39%	0.21%	0.28%	0.69%	1.11%
	Net interest margin (FTE)	3.51%	3.48%	3.51%	3.43%	3.39%
	Efficiency ratio	56.30%	60.14%	60.30%	68.98%	69.55%
Capital	Tier 1 common equity	10.17%	10.58%	11.59%	12.82%	14.06%
	Total capital	13.19%	16.80%	18.24%	16.20%	15.43%
	TCE to TA (1)	6.21%	7.22%	7.17%	8.22%	8.28%
	Tangible Book Value per share (1)	$11.63	$13.48	$12.16	$13.53	$14.52
Asset Quality	NPAs to loans + OREO	3.79%	3.85%	4.64%	3.41%	1.48%
	NPAs to TCE + ALLL	29.23%	24.36%	29.22%	19.42%	8.57%
	ALLL to total loans	2.08%	2.59%	2.79%	2.53%	1.81%
	Net c/o's to avg loans	1.83%	1.96%	2.66%	1.16%	0.12%
	Loan loss prov to avg loans	2.48%	2.35%	2.61%	0.84%	- 0.49%

(1) Non-GAAP financial measure. See Appendix.

Recent Financial Summary

	Metrics	4Q 2011	1Q 2012	2Q 2012	3Q 2012	4Q 2012
Financial Performance	Diluted EPS	$0.33	$0.63	$0.47	$0.45	$0.36
	Return on common equity	6.69%	12.90%	9.57%	8.86%	6.99%
	Return on assets	0.84%	1.48%	1.11%	1.04%	0.82%
	Net interest margin (FTE)	3.49%	3.41%	3.43%	3.30%	3.42%
	Efficiency ratio	73.53%	65.47%	69.61%	70.06%	72.99%
Capital	Tier 1 common equity	12.82%	13.82%	13.92%	13.86%	14.06%
	Total capital	16.20%	17.20%	17.27%	17.16%	15.43%
	TCE to TA (1)	8.22%	8.28%	8.45%	8.37%	8.28%
	Tangible Book Value per share (1)	$13.53	$13.71	$14.18	$14.28	$14.52
Asset Quality	NPAs to loans + OREO	3.41%	2.25%	1.85%	1.66%	1.48%
	NPAs to TCE + ALLL	19.42%	12.91%	10.50%	9.87%	8.57%
	ALLL to total loans	2.53%	2.25%	2.09%	1.88%	1.81%
	Net c/o's to avg loans (2)	0.43%	0.14%	0.09%	0.15%	0.12%
	Loan loss prov to avg loans (2)	- 0.20%	- 0.91%	- 0.47%	- 0.39%	- 0.20%

(1) Non-GAAP financial measure. See Appendix.
(2) Presented on an annualized basis

Peoples BANCORP

Key Performance Drivers

Metric	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Classified Assets Ratio (1)	48.02%	40.44%	30.13%	32.03%	26.87%
Revenue Growth (2)	- 0.4%	2.9%	3.7%	1.1%	3.9%
Efficiency Ratio	73.53%	65.47%	69.61%	70.06%	72.99%
Loan Growth (3)	0.4%	- 0.2%	1.4%	0.7%	3.0%
Pre-Provision Net Revenue to Average Assets (4)	1.21%	1.67%	1.42%	1.34%	1.23%

(1) Substandard loans, OREO, classified investments as a % of Tier I capital +ALLL

(2) Year-over-year growth

(3) Sequential growth in average balances

(4) Non-GAAP measure. See Appendix for more information.

Balance Sheet Trends

Average Balances ($ in millions)	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Total Loans	$ 948.6	$ 946.2	$ 959.6	$ 966.8	$ 995.8
Total Investments (1)	660.8	664.8	662.5	677.1	665.3
Interest-Bearing Retail Deposits	1,055.8	1,060.2	1,083.4	1,093.7	1,111.0
Non-Interest-Bearing Retail Deposits	236.4	247.5	269.3	280.2	298.2
Wholesale Funding	281.0	272.1	235.2	231.9	229.4

(1) Carrying value without FHLB/FRB stock

Peoples BANCORP

Drivers of Shareholder Value Creation

LTM EPS Growth



79.4%
14.2%
24.3%
PEBO
Peers
$1-5B

LTM Revenue Growth



2.9%
3.2%
0.4%
PEBO
Peers
$1-5B

NCOs to Avg Loans



2011
2012
116 bps
12 bps
56 bps
53 bps
109 bps
51 bps
PEBO
Peers
$1-5B

NPAs to Loans + OREO



3.4%
1.5%
56% improvement
2.8%
2.9%
4.2%
3.6%
14% improvement
PEBO
Peers
$1-5B
Q4 2011
Q4 2012

- Strong core operating results
  - Growing, diversified revenues
  - Good expense control
- Favorable asset quality trends
  - Reducing problem loans
  - Minimal net charge-offs
  - Releasing reserves
- All business lines contributing
  - Solid performance in each area

Source: SNL Financial; Data as of 12/31/2012

Peers include: BKYF, BUSE, CCNE, CHCO, CTBI, ESBF, FCBC, FCF, FCZA, FDEF, FFBC, FFKT, FMNB, FRME, ABC, LNBB, PFBI, PNBC, PRK, SMMF, SRCE, STBA, SYBT, THFF, TMP, UBSI, UCFC, WSBC

$1-5B peer group represents all Midwest banks with total assets between $1 and $5 billion

Drivers of Shareholder Value Creation

2012 P/E


11.99x
11.82x
11.82x
PEBO
Peers
$1-5B

YTD Dividend Payout


23.4%
35.6%
20.5%
PEBO
Peers
$1-5B

Dividend Yield


2.23%
2.96%
1.81%
PEBO
Peers
$1-5B

- Exhibiting stronger earnings and revenue growth than peers
- Significant asset quality improvement in 2012
- Capacity exists to undertake meaningful growth
- Target dividend payout range of 25% to 40%

Source: SNL Financial and FactSet Research Systems; Market data as of 02/05/2013
Peers include: BKYF, BUSE, CCNE, CHCO, CTBI, ESBF, FCBC, FCF, FCZA, FDEF, FFBC, FFKT, FMNB, FRME, GABC, LNBB, PFBI, PNBC, PRK, SMMF, SRCE, STBA, SYBT, THFF, TMP, UBSI, UCFC, WSBC
$1-5B peer group represents all Midwest banks with total assets between $1 and $5 billion

Asset Quality Trends



$170.1
$153.5
$152.3
$136.6
$109.7
$109.1
$95.5
$87.1
$93.6
$84.8
$75.6
$57.4
$60.5
$51.9

($ in millions)	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12	4Q12
30-89 Days Past Due	$10,525	$9,847	$13,745	$10,981	$11,814	$6,961	$23,217
Nonperforming Loans	$31,545	$33,103	$30,022	$20,492	$16,618	$15,508	$13,823
Watch Loans	$78,838	$55,602	$64,688	$51,054	$50,337	$46,663	$42,274
Classified Loans	$75,814	$81,984	$76,372	$65,679	$50,246	$53,114	$46,470
Net Chargeoffs	$1,578	$818	$1,023	$331	$204	$362	$293
OREO	$3,546	$3,667	$2,194	$869	$1,140	$1,173	$836
Total Criticized Assets	$170,126	$153,523	$152,273	$136,559	$109,669	$109,110	$95,546
Total Classified Assets	$87,063	$93,624	$84,812	$75,631	$57,422	$60,485	$51,904

Trust Preferred Redemption

- **Notice of redemption issued November 16, 2012**
  - Full redemption of outstanding trust preferred securities
  - Redemption date = December 19, 2012
  - Redemption being funded by parent company loan
    - *5-year, fully amortizing, fixed rate*
- **Historical information:**
  - $30 million of capital securities issued by PEBO Capital Trust I
  - Originally issued on April 20, 1999 via private placement
  - Final Maturity = May 1, 2029
- **Redemption information:**
  - Total outstanding amount = $23 million
  - Annual Cost = 8.62% (fixed) or $2.0 million (pre-tax)
  - Total cost to redeem = $1.0 million
    - Call Premium = 3.02% or $693,000 (pre-tax)
    - Unamortized issuance costs = $345,000 (pre-tax)
  - 2013 Impact = $1.1 million net interest income or 5 basis points of margin

Customers and Markets

Our Brand Promise

We will work side by side to overcome challenges and seize opportunities. We will listen and work with you. Together we will build and execute thoughtful plans and actions, blending our experience & expertise to move you toward your financial goals.

Our core difference is providing you peace of mind, confidence, and clarity in your financial life.

Working Together. Building Success.

Core values are constant

Clients as a focus
Business with integrity
Trust among Clients, Communities & Associates
Commitment to Communities
Continuous will to win
Development of Associates skills

Our Capabilities

	National Banks					PEOPLES BANCORP	***Community Banks***				
Online Channel	Chase	Wells Fargo	Bank of America	PNC	Huntington		Advantage Bank	Community Trust	Wes-Banco	First Century	United Bank
Bill Pay	Yes	Yes	Yes	Yes	Yes	**Yes** ☆	Yes	Yes	Yes	No	Yes
Electronic Statements	Yes	Yes	Yes	Yes	Yes	**Yes** ☆	Yes	No	Yes	No	Yes
Online Account Opening	Yes	Yes	Yes	Yes	Yes	**Yes** ☆	No	No	No	No	No
Online Financial Management	No	Yes	Yes	Yes	Yes	**Yes** ☆	No	No	No	No	No
ACH, Wires Stop Payments	Yes	Yes	Yes	Yes	Yes	**Yes** ☆	Yes	Yes	Yes	Yes	Yes
Positive Pay	Yes	Yes	Yes	Yes	Yes	**Yes** ☆	No	No	No	No	No
Tax Services	Yes	Yes	Yes	Yes	Yes	**Yes** ☆	Yes	No	Yes	No	No
P2P Payments	Yes	Yes	Yes	Yes	Pending	**Pending**	No	No	No	No	No
Online Chat	No	No	Yes	Yes	Yes	**Yes** ☆	No	No	No	No	No
Mobile Channel											
Text Alerts	Yes	Yes	Yes	Yes	Yes	**Yes** ☆	No	No	Yes	No	No
Bill Pay-Specific to Mobile	Yes	Yes	Yes	Yes	Yes	**Yes** ☆	No	No	No	No	No
iPhone/iPad/Andriod Apps	Yes	Yes	Yes	Yes	Yes	**Yes** ☆	No	No	Yes	No	No
Text Banking	Yes	Yes	Yes	Yes	Yes	**Yes** ☆	No	No	Yes	No	No
Mobile Deposit Capabilities	Yes	Yes	In Process	Yes	No	**Yes** ☆	No	No	No	No	No
Business Support Center	Yes	Yes	Yes	Yes	Yes	**Yes** ☆	No	No	Yes	No	No
Social Media Channel											
Facebook	Yes	Yes	Yes	Yes	Yes	**Yes** ☆	Yes	No	Yes	Yes	No
Twitter	Yes	Yes	Yes	Yes	Yes	**Yes** ☆	No	No	Yes	No	No
YouTube	Yes	Yes	Yes	Yes	Yes	**Yes** ☆	No	No	No	No	No
LinkedIn	Yes	Yes	Yes	Yes	Yes	**Yes** ☆	Yes	Yes	Yes	Yes	No
Other Channels											
Prepaid Debit Card	Yes	Yes	Yes	Yes	No	**Yes** ☆	No	No	No	No	No
Prepaid Gift Card	Yes	Yes	Yes	Yes	Yes	**Yes** ☆	No	No	No	No	Yes
Employer-Loaded PayCards	Yes	N/A	Yes	N/A	Yes	**Yes** ☆	No	No	No	No	No

☆ indicates Peoples has advantage over Community Bank group

Information accurate as of September 2012

Our New Brand

Peoples
BANK
Working Together. Building Success.


Improve
Your Finances
WE'LL SHOW YOU HOW
We are a team of skilled professionals known for providing
sound investment advice and building trusting relationships.
Start improving your finances now...
peoplesbancorp.com | 800.374.6123
Peoples
BANK
Working Together. Building Success.
FDIC


Peoples
BANK
·FINANCIAL PLANNING
·INSURANCE
·INVESTMENTS

Refreshing our Branches

- **18 month, 5-phase project**
  - Floor-to-ceiling renovations
  - Over $5 million being invested
  - First phase begins Q1 2013
  - Using national branch design experts
- **Key Benefits:**
  - Consistent look with our new brand
  - More engaging customer environment
  - Better utilization of office space
  - All delivery channels will be "Best in Class"
- **Capitalizing on our investment**
  - Significant cost savings from bulk refresh
    - Reduces overall cost by $1 million +
  - Higher sales activity expected after project
    - Better customer experience = increased office visits
    - Experienced double-digit sales growth in 2012
    - Breakeven = 1 new household per week per office
  - Enhanced customer sales discussions

Before



After



Market Demographics

PEBO Deposit Market Share (By County)



5.5%
27.2%
24.3%
25.3%
1.2%
44.5%
12.0%
2.9%
4.3%
36.6%
1.5%
16.9%
24.4%
29.7%
13.2%
5.0%
High
Moderate
Low
PEBO Ranking
7 of 11
2 of 6
2 of 3
2 of 5
11 of 15
1 of 10
3 of 9
10 of 18
5 of 5
2 of 3
8 of 10
3 of 4
2 of 4
2 of 7
3 of 9
8 of 9

PEBO Market Population & Household Income (By County)

(Amounts in thousands)



U.S. Median Income = $50.2
$39.9
$36.1
$37.6
$34.5
$35.4
$35.8
$28.6
$53.5
$30.6
$36.0
$37.3
$30.2
$28.7
$31.6
$35.2
$35.6
86,944
16,561
9,170
27,475
96,552
61,870
64,901
147,041
30,942
14,589
86,048
14,969
23,753
39,829
37,122
49,531
Wood WV
Wetzel WV
Tyler WV
Mason WV
Cabell WV
Washington OH
Athens OH
Fairfield OH
Gallia OH
Noble OH
Muskingum OH
Morgan OH
Meigs OH
Guernsey OH
Greenup KY
Boyd KY
Population
Median Income

Peoples BANCORP

Utica / Marcellus Shale Opportunity

Both opportunities are present in PEBO's market area


Marietta
Utica
Marcellus
Utica underlying Marcellus
Peoples
BANCORP


MI
Erie
NY
PA
NJ
IN
Harrisburg
Pittsburgh
Philadelphia
OH
Marietta
WV
KY
VA
TN
NC
Total gas, millions of cubic feet per square mile
Marcellus Shale geologic formation
0 – 58
58 – 149
150 – 349
349 – 710
710 – 1,244
1,245 – 2,460

- **Key driver of stronger economic activity**
  - Land owners acquiring wealth from selling drilling rights
  - Local businesses benefiting from nonresident workers
- **Working to help clients with their unique challenges**
  - Hosting educational seminars in various communities
  - Added energy expertise within commercial lending and insurance businesses

Current Strategic Priorities

Strategic Targets

Strategic Focus	Metrics	Actual 2010	Actual 2011	Actual 2012	5-Year Strategic Target Range
Improve Asset Quality	NPAs to total loans + OREO	4.64%	3.41%	1.48%	0.70% to 1.00%
	Net charge-offs to average loans (1)	2.66%	1.16%	0.12%	0.30% to 0.50%
Adjust Balance Sheet Mix	Loans to total assets	52.27%	52.31%	51.36%	60% to 70%
	Deposits to total funding	85.45%	86.19%	89.42%	90% to 95%
High Quality, Diversified Revenue Stream	Annual revenue growth	- 2.51%	- 5.04%	2.90%	3.0% to 8.0%
	Non-interest income to total revenue	34.56%	37.90%	39.10%	35% to 45%
Strong Capital Position	Tier 1 common equity	11.59%	12.82%	14.06%	13% to 14%
	TCE to tangible assets (2)	7.17%	8.22%	8.28%	9% to 10%
Operating Leverage	Net interest margin (Fully-tax equivalent)	3.51%	3.43%	3.39%	3.40% to 3.60%
	Efficiency	60.30%	68.98%	69.55%	60% to 65%
Execute on Strategies	Return on common equity	1.76%	5.61%	9.52%	Over 10%
	Return on assets	0.28%	0.69%	1.11%	Over 1.00%
	Dividend payout (3)	119.33%	38.79%	23.96%	25% to 40%

Current 5-year strategy planning period = 2013 to 2017

(1) Presented on an annualized basis

(2) Non-GAAP financial measure. See Appendix.

(3) Dividend data reflects amounts declared with respect to earnings for the quarterly period indicated.

Strategic Progression

Our "Levers of Success"

Lever	2011	2012	2013 & Beyond
Revenue Growth	• Enhance sales and service discipline • Invest in new talent • Consumer checking redesign • New Loan Production Offices	• Stabilize net interest margin • Double-digit growth in wealth management and insurance revenue • Rebranding	• Preserve diversity • Balance sheet pricing discipline • Increase consumer lending • All business lines contributing
Expense Management	• Branch rationalization • Right-size staffing level • Invest for growth	• Return to positive operating leverage • $2.5 million expense reduction plan • Target efficiency ratio of 66% to 68%	• Maintain positive operating leverage • Gain greater efficiency through acquisitions
Asset Quality	• Aggressive resolution of problem loans • Enhanced workout process • Redesign credit function	• Return to credit basics • Prudent approach with allowance for loan losses • Continue improving credit metrics	• Balance growth with risk management • Lessen CRE exposures • Create better diversity
Capital & Liquidity Strength	• Repay TARP • Build capacity to grow • Improve funding mix	• Be nimble and well-prepared for action • Annual dividend payout of 25% to 40%	• Generate returns superior to peers • Capitalize on growth opportunities • Prudent dividend payouts

Current Strategic Road Map

"The Best Community Bank in America"

Profitable Revenue Growth	Responsible Risk Management	Extraordinary Client Experience	Superior Workforce
➢ M & A ➢ Sales & Service Process ➢ Define the Ideal Client Profile for New Relationships ➢ Best Client Retention ➢ Relationship Reviews; Value added ➢ Deepen Relationships/ Cross Sell ➢ Understand Customer Needs ➢ Seek Client Referrals	➢ Our Way of Life ➢ Asset Quality ➢ Compliance Regulatory ➢ Operational Risk ➢ Information Security ➢ Change Management ➢ Execution Risk	➢ Broad Delivery Channels ➢ Delight the customer ➢ Knowledgeable, Caring Associates Consistently Delivering Competent Advice/Solutions ➢ Consistent Experience at Every Touch Point ➢ Do What You Said You Would Do	➢ Right People / Right Job ➢ Appetite for Winning ➢ Culture of Learning ➢ Coaching / Development ➢ No Whiners / No Excuses ➢ Accountability / Performance Metrics ➢ Reward / Recognition

How we do it:

1. **Create a Winning Culture:** Change hearty/active learners/help each other win/communicate effectively
2. **Human Capital Development:** Define the behaviors and goals/provide the training/measure/coach/reward and consequences
3. **Pricing Discipline:** Focus on the risk adjusted margin/fair prices, fair returns
4. **Operating Efficiencies:** Quest for continuous improvement/revenue growth faster than expense growth
5. **Merger Integration:** Manage the risk/retain and grow the revenue/lower the cost/delight the community

Business Line Focus

Core Banking Activities

Lending Activities	Deposit Generation
• Profitable portfolio growth – Focus on risk versus reward – Maintain pricing discipline • Create greater diversity – Emphasis on consumer lending – C&I and small business – Targeted CRE lending • Process improvements – Improve efficiency – Reduce origination cycle times	• Emphasis on core deposits – Checking and savings accounts – Non-IB deposits = 20% of total • Delivery channels – Extensive alternative channels – Working to refresh branches • Increase market share – Strong presence in several markets • Build long-term relationships – Quarterly relationship calls – Superior customer service

Business Line Focus

Value Added Services

Wealth Management

- **Top-line revenue growth**
  - Managed assets = $1.3 billion
  - Currently 7% of total revenue
- **Adding talent across footprint**
  - Organic + acquisitions
  - 3 advisors added in 2012
  - Currently 9 advisors; Goal = 12
- **Leveraging branch capabilities**
  - Placing a licensed associate in offices
  - Enhances financial advice
  - Creates better referral opportunities
- **Deepen client relationships**
  - Private banking services
  - Better sales execution

Insurance

- **Strong revenue contributor**
  - Currently 11% of total revenue
  - Access to multiple carriers
  - Solid sales & support staff
- **Strategic footprint expansion**
  - Organic growth + acquisition
  - Add talent in underserved areas
  - Selective expansion outside footprint
- **Seeking greater revenue diversity**
  - Primarily property & casualty today
  - Focus on growing life & health
- **Integrated cross-selling strategy**
  - Leverage banking contacts

Mergers & Acquisitions

Our M&A Strategy

- **Optimize our current footprint**
  - Gain market share and improve operating efficiency
  - Create more density through disciplined expansion
- **Target areas with characteristics similar to existing markets**
  - Expand along major transportation routes
  - Focused on "mid-major" communities or suburbs of major cities
- **Acquire franchises that complement our strategy**
  - Maintain revenue diversity with insurance and investment providers
  - Capitalize on accretion potential of smaller banks (under $200 million)
  - Improve balance sheet mix and size with larger banks ($200-800 million)
- **Improve shareholder return**
  - All transactions must be accretive by year 2
  - Recapture tangible book value dilution within 4 years
- **Use M&A to augment organic growth**

Recent Activity

Banking

- **Sistersville Bancorp, Inc.**
  - Completed September 14, 2012
  - Parent of First Federal Savings Bank
  - Two offices in West Virginia
    - Sistersville and Parkersburg
  - Transaction summary:
    - Deal price = $9.8 million
    - Consideration = 100% cash
    - Total Assets = $46.6 million
    - Total Loans = 30.8 million
    - Total Deposits =39.4 million
    - Total Intangibles = $2.6 million
  - Financial Impact:
    - $0.20 TBV dilution
    - Cost savings exceeded 50%
    - 7 to 9 cents EPS accretion

Wealth Management

- **Wood County, West Virginia**
  - Completed during 2nd Quarter 2012
    - Relocated to new Vienna Office
  - Single investment sales producer
    - Managed Assets = $55 million
    - Annual Revenue = $445,000
- **Gallipolis, Ohio**
  - Completed during 3rd Quarter 2012
  - Single investment sales producer
    - Managed Assets = $50 million
    - Annual Revenue = $275,000

Insurance

- **Pikeville, Kentucky**
  - Completed on January 2, 2013
  - Single office (4 producers; 8 support)
    - 100% commercial P&C
    - Annual Revenue = $1.6 million

Target Growth Areas



Cleveland
77
75
OH
70
Columbus
Zanesville
Dayton
Lancaster
33
71
Morgantown
79
Cincinnati
50
Marietta
Ashland
Huntington
WV
64
Charleston
KY

I-70 Expansion
- High growth potential
- Recently added new talent

I-77 Expansion
- Possible M&A opportunities
- Wealth management opportunities

I-75 Corridor
- High growth potential
- Attractive market dynamics

Footprint Development
- Increase market share in all areas
- Insurance & Wealth Management expansion potential

Morgantown Potential
- Minimal community banks
- Nearly 30,000 people

I-64 Expansion
- Insurance & Wealth
- Management growth opportunities
- Explore banking opportunities

Historical Financial Data

Earnings Performance

Annual Results



Earnings per common share
Cash dividends declared per common share
$1.94
$0.78
$2.01
$0.83
$1.74
$0.88
$0.72
$0.91
$0.22
$0.66
$0.34
$0.40
$1.07
$0.41
$1.92
$0.46
2005
2006
2007
2008
2009
2010
2011
2012

Quarterly Results



$0.35
$0.10
$0.33
$0.11
$0.63
$0.11
$0.47
$0.11
$0.45
$0.12
$0.36
$0.12
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012

Dividend data presented above reflects amounts declared with respect to earnings for the quarterly period indicated. Beginning in Q2 2011, Peoples modified the quarterly dividend schedule to consider and declare dividends during the first month following quarter-end.

Net Interest Margin



5.24%
4.94%
4.89%
4.81%
4.66%
4.64%
4.45%
4.35%
4.17%
4.24%
3.58%
3.44%
3.43%
3.43%
3.39%
3.49%
3.41%
3.43%
3.30%
3.42%
1.94%
1.77%
1.72%
1.63%
1.51%
1.39%
1.26%
1.14%
1.08%
1.03%
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Earning Assets
Net Interest Margin
Interest Bearing liabilities

Presented on a fully-tax equivalent basis

Operating Leverage


Year-over-Year Change in Revenue & Expenses
Total Operating Expenses
Total Revenue
-2.6%
0.3%
2.9%
10.5%
16.6%
2.7%
6.6%
1.5%
3.3%
-4.5%
-6.8%
-7.1%
-5.7%
-0.4%
2.9%
3.7%
1.1%
3.9%
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012

Total Revenue represents Net Interest Income plus Non-interest Income, exclusive of any gains or losses.

Non-Interest Income

($ in thousands)



$30,379
$31,350
$32,097
$32,050
$31,634
$32,944
$34,971

	2006	2007	2008	2009	2010	2011	2012
Other	$3,207	$3,252	$3,037	$3,594	$3,173	$3,224	$4,078
E-Banking	$3,080	$3,524	$3,882	$3,954	$4,686	$5,142	$5,955
Trust & investment	$4,258	$4,983	$5,139	$4,722	$5,348	$5,548	$6,129
Insurance	$9,619	$9,701	$9,902	$9,390	$8,846	$9,265	$9,844
Deposit service charges	$10,215	$9,890	$10,137	$10,390	$9,581	$9,765	$8,965

Peoples BANCORP

Revenue & Expense Trends

($ in millions)

Operating Revenues



3.29%
3.32%
3.51%
3.48%
3.51%
3.43%
3.39%
$83.6
$89.4
36%
39%
2006
2007
2008
2009
2010
2011
2012
Net interest income
Non-interest income
Net interest margin

Operating Expenses



57.51%
57.07%
56.30%
60.14%
60.30%
68.98%
69.55%
$51.3
$63.5
51%
547 FTEs
559 FTEs
546 FTEs
537 FTEs
534 FTEs
513 FTEs
53%
494 FTEs
2006
2007
2008
2009
2010
2011
2012
Salary & Benefits
Other operating expense
FDIC expense
Efficiency ratio

Peoples BANCORP

Balance Sheet Trends

($ in millions)

Earning Assets



$1,105.2
$1,081.1
$1,024.8
$934.0
$914.8
$922.9
$935.4
$970.2
$967.4
$567.4
$710.0
$763.7
$687.6
$675.8
$676.8
$689.0
$672.1
$724.4
YE 2007
YE 2008
YE 2009
YE 2010
YE 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Net Loans
Total Investments

Funding Sources



$473.8
$482.6
$549.7
$553.6
$607.4
$696.1
$702.6
$728.8
$756.0
$653.0
$731.9
$743.8
$720.5
$679.7
$648.4
$661.0
$668.5
$680.7
$536.6
$581.6
$448.0
$319.2
$280.6
$228.2
$227.1
$221.7
$232.2
YE 2007
YE 2008
YE 2009
YE 2010
YE 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Retail CD & MMDA
Checking & Savings
Wholesale funding

Peoples BANCORP

Loan Composition

($ in thousands)



36%
15%
49%
36%
16%
48%
36%
15%
49%
37%
16%
47%
38%
15%
47%
38%
16%
46%
37%
17%
46%
39%
17%
44%
40%
18%
42%

	YE 2007	YE 2008	YE 2009	YE 2010	YE 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Retail	$400,482	$397,650	$383,326	$353,882	$356,720	$356,128	$355,287	$386,334	$392,703
C&I	$168,909	$176,187	$160,678	$153,713	$140,857	$150,431	$161,893	$172,068	$180,131
CRE	$551,550	$530,195	$508,054	$453,123	$440,929	$437,544	$438,098	$430,365	$412,338

Peoples BANCORP

Asset Quality Trends

($ in millions)

Provision for Loan Losses & Net Charge-offs



ALLL to Loans
2.65%
2.53%
2.25%
2.09%
1.88%
1.81%
$0.9
$0.8
$1.0
$0.3
$0.2
$0.4
$0.3
$(0.5)
$(2.1)
$(1.1)
$(1.0)
$(0.5)
Provision for loan losses
Net charge-offs
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012

Nonperforming Assets



3.84%
3.41%
2.25%
1.85%
1.66%
1.48%
$36.8
$32.2
$21.4
$17.8
$16.7
$14.7
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
NPLs
OREO
NPAs to Loans + OREO

Allowance for Loan Losses



Allowance to NPLs
76.2%
79.0%
103.7%
119.9%
120.0%
128.9%
$25.2
$23.7
$21.2
$19.9
$18.6
$17.8
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012

Classified Assets



47.91%
48.02%
40.44%
30.13%
32.03%
26.87%
$93.6
$55.6
$84.8
$64.7
$75.6
$51.1
$57.4
$50.3
$60.5
$46.7
$51.9
$43.6
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Classified assets
Watch loans
Classified Assets to Tier 1 + ALLL

Peoples BANCORP

Deposit Composition

($ in thousands)


33% 9% 14% 44%
31% 9% 18% 42%
34% 9% 20% 37%
34% 10% 23% 33%
38% 10% 21% 31%
40% 12% 19% 29%
40% 11% 18% 31%
41% 11% 18% 30%
44% 9% 20% 27%

	YE 2007	YE 2008	YE 2009	YE 2010	YE 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
■ Checking & Savings	$372,766	$376,845	$437,623	$431,148	$484,453	$534,272	$546,767	$573,945	$625,357
□ Public Funds	$101,039	$105,714	$112,074	$122,444	$122,916	$161,798	$155,881	$154,835	$130,630
□ MMDs	$153,299	$213,498	$263,257	$289,657	$268,410	$255,907	$249,608	$254,702	$288,404
■ Retail CDs	$499,684	$518,401	$480,512	$430,886	$411,247	$392,503	$411,401	$413,837	$392,313

Peoples BANCORP

Appendix

Non-GAAP Measures

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) income represents a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

	Year Ended December 31,					
	2007	2008	2009	2010	2011	2012
Income before income taxes	$ 23,874	$ 7,615	$ 3,126	$ 5,753	$ 17,151	$ 29,910
Add: Provision for loan losses	3,959	27,640	25,721	26,916	7,998	–
Add: Impairment lossess	6,170	4,260	7,707	1,786	–	–
Add: Loss on Debt Extinguishment	–	–	–	3,630	–	4,144
Add: Loss on loans held-for-sale and OREO	–	9	118	3,173	926	–
Add: Loss on other assets	–	10	–	88	–	261
Less: Recovery of loan losses	–	–	–	–	–	4,716
Less: Gain on loans held-for-sale and OREO	–	–	–	–	–	66
Less: Gain on securities	108	1,668	1,446	6,852	473	3,548
Less: Gain on other assets	76	775	15	–	10	13
Pre-provision net revenue	**$ 33,819**	**$ 37,091**	**$ 35,211**	**$ 34,494**	**$ 25,592**	**$ 25,972**
Average Assets	$1,872,117	$1,910,002	$2,024,311	$1,961,727	$1,811,079	$1,841,289
Pre-provision net revenue to average assets	1.81%	1.94%	1.74%	1.76%	1.41%	1.41%

Non-GAAP Measures

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) income represents a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Income before income taxes	$ 5,177	$ 9,736	$ 7,501	$ 7,134	$ 5,539
Add: Loss on Debt Extinguishment	–	3,111	–	–	1,033
Add: Loss on loans held-for-sale and OREO	869	–	48	–	–
Add: Loss on other assets	–	–	–	174	85
Less: Recovery of loan losses	473	2,137	1,120	956	503
Less: Gain on loans held-for-sale and OREO	–	48	–	–	58
Less: Gains on securities	–	3,163	–	112	273
Less: Gains on other assets	60	5	5	13	–
Pre-provision net revenue	**$ 5,513**	**$ 7,494**	**$ 6,424**	**$ 6,227**	**$ 5,823**
Average Assets	$1,802,218	$1,806,741	$1,823,551	$1,847,591	$1,887,324
Pre-provision net revenue to average assets (a)	1.21%	1.67%	1.42%	1.34%	1.23%

(a) Presented on an annualized basis

Non-GAAP Measures

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since their calculation removes the impact of intangible assets acquired through acquisitions on the consolidated balance sheets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

	As of December 31,					
($ in Thousands)	2007	2008	2009	2010	2011	2012
Tangible Common Equity:						
Total stockholders' equity, as reported	$ 202,836	$ 186,626	$ 243,968	$ 230,681	$ 206,657	$ 221,728
Less: goodwill and other intangible assets	68,029	66,406	65,599	64,870	64,475	68,525
Less: preferred stockholders' equity	-	-	38,543	38,645	-	-
Tangible common equity	$ 134,807	$ 120,220	$ 139,826	$ 127,166	$ 142,182	$ 153,203
Tangible Assets:						
Total assets, as reported	$ 1,885,553	$ 2,002,338	$ 2,001,827	$ 1,837,985	$ 1,794,161	$ 1,918,050
Less: goodwill and other intangible assets	68,029	66,406	65,599	64,870	64,475	68,525
Tangible assets	$ 1,817,524	$ 1,935,932	$ 1,936,228	$ 1,773,115	$ 1,729,686	$ 1,849,525
Tangible Common Equity to Tangible Assets Ratio:						
Tangible common equity	$ 134,807	$ 120,220	$ 139,826	$ 127,166	$ 142,182	$ 153,203
Tangible assets	$ 1,817,524	$ 1,935,932	$ 1,936,228	$ 1,773,115	$ 1,729,686	$ 1,849,525
Tangible common equity to tangible assets	7.42%	6.21%	7.22%	7.17%	8.22%	8.28%
Tangible Book Value per Share						
Tangible common equity	$ 134,807	$ 120,220	$ 139,826	$ 127,166	$ 142,182	$ 153,203
Common shares outstanding	10,296,748	10,333,884	10,374,637	10,457,327	10,507,124	10,547,960
Tangible book value per share	$ 13.09	$ 11.63	$ 13.48	$ 12.16	$ 13.53	$ 14.52

Peoples BANCORP

Non-GAAP Measures

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since their calculation removes the impact of intangible assets acquired through acquisitions on the consolidated balance sheets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousdands)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Tangible Common Equity:					
Total stockholders' equity, as reported	$ 206,657	$ 208,666	$ 214,623	$ 218,835	$ 221,728
Less: goodwill and other intangible assets	64,475	64,429	65,383	68,422	68,525
Tangible common equity	$ 142,182	$ 144,237	$ 149,240	$ 150,413	$ 153,203
Tangible Assets:					
Total assets, as reported	$ 1,794,161	$ 1,805,923	$ 1,831,359	$ 1,866,510	$ 1,918,050
Less: goodwill and other intangible assets	64,475	64,429	65,383	68,422	68,525
Tangible assets	$ 1,729,686	$ 1,741,494	$ 1,765,976	$ 1,798,088	$ 1,849,525
Tangible Common Equity to Tangible Assets Ratio:					
Tangible common equity	$ 142,182	$ 144,237	$ 149,240	$ 150,413	$ 153,203
Tangible assets	$ 1,729,686	$ 1,741,494	$ 1,765,976	$ 1,798,088	$ 1,849,525
Tangible common equity to tangible assets	8.22%	8.28%	8.45%	8.37%	8.28%
Tangible Book Value per Share					
Tangible common equity	$ 142,182	$ 144,237	$ 149,240	$ 150,413	$ 153,203
Common shares outstanding	10,507,124	10,521,548	10,526,954	10,534,445	10,547,960

Peoples BANCORP

Nasdaq: PEBO

Investor Presentation

4th Quarter 2012

Chuck W. Sulerzyski
President and Chief Executive Officer

Edward G. Sloane
Chief Financial Officer and Treasurer